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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): June 6, 2003 (June 5, 2003)


                            ARKANSAS BEST CORPORATION
                            -------------------------

             (Exact name of registrant as specified in its charter)


   Delaware                            0-19969                   71-0673405
-----------------                    ------------            -------------------
 (State or other                     (Commission               (IRS Employer
 jurisdiction of                     File Number)            Identification No.)
incorporation or
  organization)


                             3801 Old Greenwood Road
                           Fort Smith, Arkansas 72903
                                 (479) 785-6000

--------------------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of the registrant's principal executive offices)


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ITEM 7. EXHIBITS.

99.1    Press release of Arkansas Best Corporation dated June 5, 2003.



ITEM 9. REGULATION FAIR DISCLOSURE.

On June 5, 2003, Arkansas Best Corporation issued a press release commenting on its second quarter 2003 business trends. A copy of the press release is attached as an exhibit to this Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ARKANSAS BEST CORPORATION
                            -------------------------

                                  (Registrant)


Date:  June 6, 2003                         /s/ David E. Loeffler
       ----------------                     ------------------------------------
                                                David E. Loeffler,
                                                Vice President - Chief Financial
                                                Officer and Treasurer


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
99.1          Press release of Arkansas Best Corporation dated June 5, 2003